Exhibit 32.1


                              CERTIFICATION OF THE

                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                             PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2005 of KeySpan Corporation (the "Corporation"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
B. Catell, Chairman and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   June 30, 2005


                                             /s/ Robert B. Catell
                                             --------------------
                                             Robert B. Catell
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer